Guarantee & Indemnity

These are the terms and conditions which form
part of your Guarantee Agreement.  As this is an important
document, please store it in a safe place.

BY

Guarantor

“Guarantor”)

READING NEW ZEALAND LIMITED, READING COURTENAY CENTRAL LIMITED, READING CINEMAS COURTENAY CENTRAL LIMITED, COURTENAY CAR PARK LIMITED, READING RESTAURANTS NZ LIMITED, DARNELLE ENTERPRISES LIMITED, MOVIELAND CINEMAS (NZ) LIMITED, QUEENSTOWN LAND HOLDINGS LIMITED, READING QUEENSTOWN LIMITED, READING WELLINGTON PROPERTIES LIMITED and READING DUNEDIN LIMITED

(the “Guarantor”)

TO

Westpac New Zealand Limited, company number 1763882, for the benefit of itself and Westpac Banking Corporation ABN 33 007 457 141, incorporated in Australia.

IN RESPECT OF MONEY AND OBLIGATIONS OWED TO THE SECURED PARTIES BY

Customer

READING NEW ZEALAND LIMITED, READING COURTENAY CENTRAL LIMITED, READING CINEMAS COURTENAY CENTRAL LIMITED, COURTENAY CAR PARK LIMITED, READING RESTAURANTS NZ LIMITED, DARNELLE ENTERPRISES LIMITED, MOVIELAND CINEMAS (NZ) LIMITED, QUEENSTOWN LAND HOLDINGS LIMITED, READING QUEENSTOWN LIMITED, READING WELLINGTON PROPERTIES LIMITED and READING DUNEDIN LIMITED

(the “Customer”)

Limitation

There is no limit on the amount to be paid under this document.

This deed is dated the 21st day of May 2015

THIS IS A VERY IMPORTANT DOCUMENT

Before you sign it:

•You should read it carefully:

•You should check for yourself whether the Customer can pay the money it owes the Secured Parties now and in the future, and

•You should see your own lawyer and financial advisor.

1Guarantee

You, the Guarantor referred to on page 1 of this document, have asked the Secured Parties to give, or to continue to give, credit to the Customer referred to on page 1 of this document or to not take immediate action to enforce the Customer’s obligations to the Secured Parties.

In exchange for the Secured Parties doing either or both of those things, and by entering into this document, you guarantee that the Customer will pay to the Secured Parties, on time, the Guaranteed Money referred to below (see clause 2).

You also guarantee that the Customer will do what it is required to do under its arrangements.

The Secured Parties can demand that you, as well as, or instead of, the Customer, pay some or all of the Guaranteed Money when it is payable.  You must then immediately pay the amount demanded.

If you do not pay an amount when the Secured Parties demand, then, among other things:

•the Secured Parties can sue you; and/or

•if you have given a mortgage or other security which secures your obligations under this document, the Secured Parties can enforce that security (for example, if that security includes a mortgage over a house, the Secured Parties can sell the house).

2What is covered by this guarantee?

This document is a continuing guarantee and relates to all money that the Customer (whether alone or with one or more other persons) may Owe to the Secured Parties (including any transferee referred to in clause 30) now or in the future for any reason.

This is the Guaranteed Money.  When used in relation to a particular Secured Party, it means the Guaranteed Money that is Owing to that Secured Party.

At any time the Guaranteed Money will include:

•money that the Customer actually does Owe or will Owe the Secured Parties, whether principal, interest or otherwise;

•money that the Secured Parties may claim from the Customer, including debts assigned or transferred to the Secured Parties by third parties;

•money that the Customer contingently Owes the Secured Parties (money is contingently Owed where the Customer has an obligation to pay the Secured Parties if something happens or is discovered);

Examples of this include money Owing under:

–a guarantee by the Customer of some other person’s obligations including guarantee obligations of that other person;

–a promise by the Customer to pay costs if it repays a fixed interest rate loan early or to pay any legal costs the Secured Parties might incur if the Customer defaults;

–a promise to pay the Secured Parties if the Secured Parties suffer a loss or have to make a payment to someone else (for example under a letter of credit requested by the Customer or a bill of exchange issued at the request of the Customer);

•money that the Customer is likely to become liable to pay to the Secured Parties, even where there is no existing obligation to pay that sum, so long as the liability of the Customer is connected with something which happens while this document is in force.  Examples of this include where the Secured Parties may later be able to sue the Customer for damages because of a breach of a warranty given to the Secured Parties by the Customer; and/or

•money (including money of the type set out in the above paragraphs of this clause 2) that the Customer would have Owed the Secured Parties but for some legal problem.  Examples of those legal problems are set out in clause 13 below.

The Guaranteed Money includes, in each case, any money that the Customer may Owe together with one or more others.

You agree to all of the following:

3Payment

You must pay the Guaranteed Money whenever the Secured Parties make a written demand on you.  The Secured Parties may make any number of demands, each of which may be for payment of all or part of the Guaranteed Money at the time the demand is made.

4Costs and expenses

You must pay to the Secured Parties all costs which the Secured Parties incur in relation to the negotiation, preparation and signing of this document and any security for your obligations under this document.

For example, such costs might include a Secured Party’s legal fees on a full indemnity basis (that is, the full amount of costs and expenses actually charged to the Secured Parties by their lawyers or others).

If the Secured Parties incur any such costs then you must reimburse them on demand.

You indemnify the Secured Parties on demand against any Loss or Liability the Secured Parties may suffer or incur as a direct or indirect consequence of the exercise, contemplated exercise or attempted exercise or defence of any of the Secured Parties’ rights, powers or remedies relating to this document or any security for this document.

5Interest

You must pay to the Secured Parties interest on all amounts which the Secured Parties demand that you must pay under this document, including interest.

The interest on each amount demanded will be calculated:

•from the date the Secured Parties demanded payment of the amount;

•on the daily balance of the amount still unpaid; and

•at the same rate as applies to the Guaranteed Money under the relevant arrangement.  If there is no such rate, interest will accrue at the rate certified by an officer of the Secured Party to be its Indicator Lending Rate (or the rate declared by the relevant Secured Party to be in substitution for it) plus the margin then applicable to similar accounts.  If that rate changes, the changed rate applies from the day on which the changed rate becomes generally applicable.

You must pay any interest payable under this clause after, as well as before, any judgment of a court.

A Secured Party may, at the end of any period determined by that Secured Party, debit any of your accounts with any unpaid interest.  That interest shall itself bear interest as provided in this clause.

6Government charges

You must pay any government duties, taxes and charges on this document, any security for your obligations under this document and payments and receipts under this document or any such security.  If a Secured Party pays any such amount you must reimburse it on demand.

7Nature of your obligation

This document imposes upon you a principal obligation.  In addition to your guarantee obligations you agree to perform the obligations of the Customer as if you were the Customer.  This means that the Secured Parties can require you to pay the Guaranteed Money whether or not they have made demand on the Customer.

Your liability under this document is independent and unconditional.  It does not depend on any other right or obligation and is not subject to any condition.  Your liability is not affected by anything which might otherwise release you from all or part of your obligations or limit your obligations (if this clause was not in this document).

For example your liability is not affected if:

•the Secured Parties do not exercise any of their rights against the Customer or anyone;

•the Secured Parties make an arrangement which takes away or limits their rights or freedom to exercise their rights, whether those rights concern the Customer or anyone;

•the Secured Parties fully or partly discharge or release any security, the Customer or anyone;

•the Customer becomes bankrupt;

•the Secured Parties give the Customer or anyone time to pay or any other concession;

•the Secured Parties make any other transaction or arrangement with the Customer or anyone; or

•the Secured Parties do not take any security or do not have security, even if that security was mentioned to you.

Anyone includes anyone who signs this document.  It will also include any other guarantor, anyone who gives security or anyone else.

8Is there a limit on liability?

Although this document relates to all of the Guaranteed Money, if page 1 of this document sets out a limit, you will not have to pay more in respect of the Guaranteed Money than the amount of that limit plus an amount equal to 12 months’ interest on that amount.  However, in addition to the amounts described above, the Secured Parties may require you to pay:

•interest under clause 5 on any amount you owe the Secured Parties under this document if you do not pay on demand; and

•expenses, fees and any government duties, taxes and charges and other amounts under clauses 4 and 6.

If there is no limit mentioned on page 1 of this document, there is no limit on the amount the Secured Parties can recover from you under this document.

9Can you make any deduction from money you may pay under this document?

You must not make any payment subject to any condition, restriction or claim you may have against the Secured Parties.

For example, if a Secured Party Owes you money or you think you have a claim against a Secured Party you promise not to deduct that amount from money you pay under this document.

You may only make a withholding or deduction from money you pay to a Secured Party under this document if that withholding or deduction is required by law.

If the law requires you to make a withholding or deduction from money you pay to a Secured Party then the following rules apply:

•you must make sure that the withholding or deduction is for not more than the minimum amount required by that law;

•you must make sure that the withholding or deduction is paid to the relevant revenue or government authority by the due date for payment;

•you must send the relevant Secured Party, within 30 days of the withholding or deduction, a receipt showing that the withholding or deduction has been paid to the relevant revenue or government authority; and

•you must increase the amount you pay to that Secured Party so that the Secured Party receives the amount it would have received had there been no withholding or deduction.

If a Secured Party receives a tax credit, refund or allowance in respect of an increased amount you paid under the final bullet point above, the following rules apply.  The relevant Secured Party will provide you with that part of the tax credit, refund or allowance that leaves the Secured Party in no better or worse position than it would have been had no amount be required to be withheld or deducted.  However, the Secured Parties are under no obligation to disclose any information relating to the calculation of their tax liability or benefits.  Also, this clause does not interfere with the Secured Parties’ rights to arrange their tax affairs as they wish.  In particular, the Secured Parties may apply tax credits, refunds and allowances available to them as they like.

10What can the Secured Parties do with money paid to them?

Any money the Secured Parties receive to reduce the Customer’s debts to the Secured Parties may be used to pay off any part of the Customer’s debts which the Secured Parties choose.

For example, if the Customer Owes the Secured Parties two amounts of money, and you have guaranteed only one of those amounts, the Secured Parties can use money they receive from other sources to first pay the amount not guaranteed by you.

The Secured Parties may open a separate or new account and credit payments received through that new account and not the account guaranteed by you, so you will remain liable for the full amount despite that payment.

11Do the Secured Parties have to get your consent to new arrangements or to change or replace arrangements between them and the Customer?

The Secured Parties and the Customer or any Guarantor can enter into new arrangements with one another or change or replace the existing arrangements at any time.  They may do whatever business they wish with each other.  They do not have to get your consent to do those things.

This document applies to any new and replacement arrangements and to any arrangements as changed.  It does not matter that the Guaranteed Money may increase because of the new and replacement arrangements or changes.

However, if a limit is set under clause 8, then you are not liable to pay any more than that limit and the additional amounts referred to in clause 8, no matter what new arrangements, or changes to existing arrangements, are made.

If no limit is set, then you are liable to pay all the Guaranteed Money including under new, replacement or changed arrangements.

12What do the Secured Parties have to do or tell you?

The Secured Parties must provide you with a copy of this document and all information, statements, and other matters disclosed to the Customer under the Credit Contracts and Consumer Finance Act 2003:

•in respect of any consumer credit contract between the Customer and the Secured Parties to which this document applies;

•when the Customer and the Secured Parties enter into a new consumer credit contract to which this document applies; and

•when a consumer credit contract to which this document applies is varied in certain ways.

Apart from the above, the Secured Parties do not have to do anything in relation to, or tell you of anything concerning, the Customer’s:

•affairs;

•finances; or

•transactions with the Secured Parties.

It is your responsibility to find these things out from the Customer.

The above applies both before and after you sign this document.

13What happens if there is a legal problem with the Customer or the Guaranteed Money?

In some circumstances the Secured Parties might have no legal right to recover an amount of Guaranteed Money from the Customer, or the Customer might not Owe an amount that would otherwise have been included in the Guaranteed Money.

For example, this might happen because:

–the Customer might not have full legal capacity (for example, if they are under 20 years of age), might be bankrupt or might not have properly signed a document; or

–there may be some illegality affecting an arrangement.

–If, for any reason, the above occurs, you must pay the amount referred to above to the Secured Parties whenever the Secured Parties demand such payment.  That amount will be taken to be part of the Guaranteed Money for the purposes of this document.

This applies even if the Secured Parties should have known of the problem.  It applies even if the Customer could never have been required to pay the Secured Parties.

Your obligation under this clause is a separate obligation from your obligations under clause 1.

14What happens if there is a legal problem with this document?

If any clause in this document is not enforceable in any country because of the laws of that country then that will not affect:

•the other clauses in this document; or

•the enforceability of that clause in any other country.

15Can you get security for your guarantee obligations?

You must not take or hold any security from the Customer or anyone else for your obligations under this document unless the Secured Parties agree in writing.  If you do take or hold a security in this way, you agree to transfer it to the Secured Parties as soon as the Secured Parties ask you to and, until then, to hold it on trust for the Secured Parties.

16What happens if the Secured Parties have other security?

Any security is independent of this document.  Nothing affecting any security will affect your liability under this document.

For example, you will still be liable, despite:

–any change in the terms of any security;

–any release, abandonment or discharge of any security; or

–the Secured Parties failing to enforce or exercise any security.

You cannot at any time ask the Secured Parties to enforce any security in a way which benefits you or maximises your rights.  The Secured Parties can enforce this document and any security in any order they wish.

Until the Guaranteed Money is paid in full, you cannot claim the benefit of any security and you have no right to it.

17Can you compete with the Secured Parties in getting repaid from the Customer?

The following rules apply if:

•the Customer or anyone else dies or becomes bankrupt; and

•in the estate or bankruptcy, the Secured Parties can make a claim which in any way relates to any of the Guaranteed Money or other money Owed to the Secured Parties by the Customer.

You agree not to make any claim in the estate or bankruptcy until the Secured Parties have been paid all the Guaranteed Money.  If the Secured Parties receive money as a result of making such a claim, they may set that money aside.  They need not use it to pay the Guaranteed Money until they have received enough in respect of the Guaranteed Money to pay all of the Guaranteed Money.  Until that happens, you are fully liable for the Guaranteed Money, as if the Secured Parties had not received the money.  You also agree not to sue the Customer without the consent of the Secured Parties.

18What happens if the Secured Parties have to refund a payment to the Customer or its creditors?

The following rules apply if, for any reason:

•the Secured Parties have to refund or give up any money which the Customer or anyone else has paid to them, or which they recover in any way; or

•the Secured Parties agree to, or reach a compromise in relation to, any claim that they have to refund or give up any such money.

For example, the above might occur because of laws relating to bankruptcy or the duties or powers of mortgagees, trustees, directors or officers, or because the money paid to the Secured Parties actually belonged to someone else.

•you Owe the Secured Parties all the money that they were Owed before they received the money they later had to refund or give up;

•you have to do everything you can to help restore to the Secured Parties any rights the Secured Parties had over you or your property before they received the money they later had to refund or give up; and/or

•the Guaranteed Money, for which you are liable under this document, includes all costs, charges and expenses of everything done under this clause and any negotiations or legal proceedings about anything covered by this clause.

These rules apply even if your obligations under this document or any security have been released or discharged by the Secured Parties.

19What happens if a Secured Party is paid in the wrong currency?

If, for any reason:

•a Secured Party receives or recovers an amount under this document in a currency other than the currency in which it should have been paid; and

•after that Secured Party has converted that other currency to the correct currency there is not enough to pay off the full amount then due under this document,

you must pay that Secured Party the full amount of the shortfall.

You agree that the Secured Parties are not obliged to convert any currency, but may do so if the Secured Parties so choose at any time.

20How can you stop your obligations?

You can stop your obligations to the Secured Parties under this document by writing a letter to the Secured Parties saying that you want to stop your obligations.  If you are a company, the letter must be signed by one of your directors.  The letter must be given to an officer of a Secured Party working at a branch of the Secured Party at which the Customer has an account.

Such a letter will be regarded as having arrived only when actually received by the Secured Party.  A letter given under this clause to the Secured Parties is validly given if it is given to one Secured Party only.

Even after such a letter has been received by the Secured Parties, you are still liable under this document for the amount of the Guaranteed Money up to the end of the day when the letter was received.

This includes:

•money that the Secured Parties pay to or for the Customer, because of a cheque drawn, request made, document signed or obligations created, on or before the day the letter is received by the Secured Parties.

•money contingently Owed at that time (as described in clause 2);

•money that the Customer is likely to become liable to pay after that time (as described in clause 2); and

•any other money of the type described in clause 2.

You also remain liable for interest that accrues on the Guaranteed Money for which you are still liable under this document after your obligations have been stopped.

If you have entered into this document with anyone else, anyone who has not stopped his, her or its obligations, remains fully liable for all money Owed under this document.

21What happens after you have stopped your obligations under this document?

If you have stopped your obligations under this document the Secured Parties can end or continue any or all of their transactions with the Customer.

If the Secured Parties decide to end their transactions with the Customer, they can refuse to pay the Customer’s cheques or stop any or all of their transactions with the Customer.  While the Secured Parties will usually try to warn the Customer before doing so, they are not obliged to do so and can do these things without warning either you or the Customer.

If the Secured Parties decide to continue their transactions with the Customer, then your liability under this document is as described in clause 20.  The Secured Parties may then open separate or new accounts and credit payments received to those accounts and not the accounts guaranteed by you.  You will remain liable for the full amount described in clause 20 despite those payments.

You will not be entitled to a final discharge of your obligations under this document until the Secured Parties are satisfied that all the Guaranteed Money and any other amounts Owing under this document have been repaid in full and that no payment may be voided, voidable or required to be repaid by the Secured Parties under any law.

22Can a Secured Party use money in your accounts?

If you have any money in any account with the Secured Parties then the Secured Parties can at any time, if they so choose, use it to pay amounts you Owe under this document.

23Do your obligations continue after your death or bankruptcy?

Your obligations under this document continue after your death or bankruptcy and after the Secured Parties learn of it.

24How do the Secured Parties give notices or demands?

No waiver by the Secured Parties of any right arising under this document, or relating to this document but arising under any other Bank Document, will be effective unless it is given in writing and is signed by the Secured Parties.

Any of the following people can sign a demand, certificate, notice or other document for a Secured Party:

•a person authorised by the Secured Party to do so;

•anyone who is employed by the Secured Party to do so;

•anyone who is employed by the Secured Party and whose title includes the word manager, or

•anyone who is employed by the Secured Party and is filling a position that has a title which includes the word manager.

A Secured Party can:

•deliver the document personally;

•send it through the post to the place where:

–you carry on business;

–in the case of a company, you have your registered office; or

–in the case of an individual, you live or work,

or the place most recently known to the person signing the document as such a place;

•leave it at one of those places;

•send it to the Post Office Box address of one of those places;

•send it by facsimile to the facsimile number you have given the Secured Party for the purpose of receiving notices or demands under this document; or

•send it by email or electronic transmission to your last known address for that purpose.

If the document is sent through the post, it is to be regarded as having arrived on the third business day after posting, even if it never arrives.

If the document is sent by facsimile, it is to be regarded as having arrived upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to that facsimile number.

If the document is sent by email or electronic transmission, it is to be regarded as having been received by you on the day that it is sent (regardless of whether or not it is actually received) provided that no record has been generated notifying the Secured Parties that the transmission has failed.

A notice given, or required to be given, under this document by the Secured Parties is validly given if it is given by one Secured Party only.

The Customer is entitled to rely on such notice given by one Secured Party as being authorised by both Secured Parties and will have no obligation to enquire as to whether any instructions have been given to that Secured Party or as to the terms of any such instruction.

25When is a demand effective?

A demand is effective and deemed delivered even if, when it is made, you are dead, bankrupt, not at the place where the notice is sent or delivered, or not receiving mail from the Post Office Box address where the notice is sent or delivered.

26The Secured Parties’ certificate

You agree that a certificate from the Secured Parties setting out the amount that you Owe under this document is proof that you Owe the amount stated, unless you prove the contrary.

27If more than one person is signing this document as Guarantor

If you sign this document with one or more others, its terms apply to each of you individually and to all or any number of you as a group.  Each of you is individually liable for the full amount Owed under this document.  The Secured Parties can make a claim or demand on any one or more of you.

You are still bound by this document, even if anyone in the group - or anyone you thought was going to be in the group - does not sign this document, or is not bound by it or is released from part or all of their obligations under it.

28If more than one person is the Customer

If the Customer referred to in this document is more than one person, the references to the Customer will apply to each of them individually and to all or any number of them as a group.  Without limiting the above, it applies to money Owed by any one or more of them and to money Owed by all of them.

29If the Customer is or becomes a partnership

If:

•the Customer is, or becomes, a partnership; and

•if any partner dies or there is any other change in the constitution of the partnership; then

•your liability does not change; but

•the Secured Parties can, if the Secured Parties choose, refuse to pay the Customer’s cheques or stop all or any transactions with the Customer.

30Can the Secured Parties transfer their rights against you?

The Secured Parties can transfer their rights under this document to someone else.  If they do, this document will apply to the transferee as if it were a Secured Party.

31Disclosure of information

You authorise the Secured Parties to collect, use and disclose information about you for any purpose related to your association with the Secured Parties and you authorise any other person to disclose information to the Secured Parties for that purpose.  The Secured Parties do not need to get your consent each time they collect, use or disclose information about you.

For example, if the Secured Parties want to transfer or enforce their rights under this document they can give anyone all information about you which the Secured Parties may have collected at any time.

32The law that applies

The law of New Zealand applies to this document.  You accept the non-exclusive jurisdiction of its courts.

33This document contains the rules that apply to it

You agree that in signing this document you are not relying on any promises or statements made by the Secured Parties, regardless of whether any such promises or statements were made in response to a question or otherwise.

The only terms which apply to this document are contained:

•in this document; or

•in any other Bank Document intended to relate to this document.

34Anti-Money Laundering

You agree to provide all information to the Secured Parties which each Secured Party requires in order to manage its anti-money-laundering and countering terrorism-financing obligations, to manage its economic and trade sanctions risks or to comply with any laws, rules or regulations in New Zealand or any other country.  You agree that the Secured Parties may refuse to establish a business relationship with you, may be required to delay, defer, stop or refuse to process any transaction, or may terminate their business relationship with you at any time and without notice, if you fail to provide this information to a Secured Party in the manner and timeframe specified by a Secured Party.

You agree that the Secured Parties may delay, defer, stop or refuse to process any transaction without incurring any liability if a Secured Party knows or suspects that

•the transaction will or may breach any laws or regulations in New Zealand or any other country; or

•the transaction involves any person (natural, corporate or governmental) that is itself sanctioned, or is connected, directly or indirectly, to any person (natural, corporate or governmental) that is sanctioned, under economic and trade sanctions imposed by any country.

Unless you have disclosed to the Secured Parties that you are acting in a trustee capacity or on behalf of another party, you warrant that you are acting solely on your own behalf in entering into this document.

For each transaction conducted under this document, you represent and warrant to the Secured Parties that, to best of your knowledge, information and belief at the time the transaction takes place, the processing of that transaction by a Secured Party in accordance with your instructions will not breach any laws or regulations in New Zealand or any other country relevant to the transaction.

35If you are a trustee

This clause only applies if you are a trustee and sign this document as trustee of that trust.

This document will bind you in your capacity as trustee of the trust.  It will also bind you personally, unless you are an independent trustee.

You confirm:

•the terms of the trust document give you the power to enter into this document;

•you have properly signed this document in accordance with the terms of the trust; and

•you have and will retain a right of indemnity from the trust property.

The above are warranties, which means that the Secured Parties can sue you if any are incorrect.

The Secured Parties may recover the Guaranteed Money and any other amounts Owing under this document from the property of the trust and for this purpose may exercise your rights to be reimbursed from those property or from any other person (such as a beneficiary of the trust).

If you are an independent trustee the Secured Parties will only be entitled to recover Guaranteed Money and any other amounts Owing under this document from any of your personal property if they are not able to recover the Guaranteed Money and any other amounts Owing under this document from the trust property because the warranties you gave above were incorrect.  The Secured Parties will only be entitled to recover from your personal property the amount they would have recovered from the trust property had those warranties been correct.  If you are not an independent trustee, the Secured Parties may seek to recover any Guaranteed Money and any other amounts Owing under this document from your personal property as well as from trust property.

You are an independent trustee for the purpose of this clause unless you have any right to, or interest in, any of the property of the trust except in your capacity as a trustee of the trust.

For example, if you are a beneficiary of the trust then you are not an independent trustee.

36Reading this document

In this document:

arrangement means any arrangement, document, agreement or dealing of any sort (whether or not it is in writing) between the Secured Parties and the Customer (whether or not with others) including where the Secured Parties become a party because of an assignment or transfer.

Bank Document means a document or agreement:

•to which the Secured Parties and any one or more of the Customer and any Guarantor are or become parties or purport to be or become parties; or

•under which obligations arise or are intended to arise from any one or more of the Customer and any Guarantor to the Secured Parties,

in each case whether or not other parties are involved or it arises as a result of an assignment or transfer.  It includes this document and any security.

bankruptcy includes liquidation, receivership, statutory management, administration, reconstruction, striking-off or removal from the register under the Companies Act 1993 or other relevant legislation, winding-up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors or bankruptcy or any analogous event and bankrupt shall have a corresponding meaning.

Guaranteed Money has the meaning given in clause 2.

Loss or Liability means a cost, expense, loss, damage, liability or claim, including due to the indemnification of an officer or employee of the Secured Parties, (and includes any goods and services tax, all legal fees and expenses in full, all costs awards, and the cost of management or administration time as calculated by the person incurring that cost, acting reasonably).

Owe, in relation to money, means to owe that money or to be liable to pay that money and Owed, Owes and Owing shall have corresponding meanings.

Secured Parties means, subject to clause 30, Westpac NZ and Westpac Banking Corporation ABN 33 007 457 141, incorporated in Australia or, as the context requires, either of them.

security means any security, claim or other right held by the Secured Parties from or against the Customer, you or anyone else in relation to the Guaranteed Money, now or in the future.  If there is more than one of you, it includes the rights against any of you under this document.

Westpac NZ means Westpac New Zealand Limited, company number 1763882.

General:

•where an example is given, it does not limit what else might be included;

•unless the context otherwise requires, the plural includes the singular and vice versa; and

•a gender includes all genders.

This document is intended to take effect as a deed.

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski  [Andrzej Matyczynski]

Name of Company:  READING NEW ZEALAND LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter  [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski  [Andrzej Matyczynski]

Name of Company:  READING COURTENAY CENTRAL LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  READING CINEMAS COURTENAY LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  COURTENAY CAR PARK LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  READING RESTAURANTS NZ LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  DARNELLE ENTERPRISES LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  MOVIELAND CINEMAS (NZ) LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  QUEENSTOWN LAND HOLDINGS LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  READING QUEENSTOWN LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  READING WELLINGTON PROPERTIES LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm:

Signature Section for Companies

This guarantee is signed as a deed by the Guarantor by:

Director /s/ James J. Cotter [James J. Cotter]

Director/~~Authorized Person~~ /s/ Andrzej Matyczynski [Andrzej Matyczynski]

Name of Company:  READING DUNEDIN LIMITED

In the presence of:

Signature of Witness:  /s/ [Name]

Print Name:

Occupation:

Address:

I certify that if any Guaranteed Money is owed to the Secured Parties under, or in connection with a consumer credit contract (as that term is defined in the Credit Contracts and Consumer Finance Act 2003), for the purpose of making guarantee disclosure pursuant to the requirements of section 25(1) and Section 35 of the Credit Contracts and Consumer Finance Act 2003 and in compliance with those provisions we posted/delivered to the registered office of the Guarantor:

•a copy of the Guarantee (with all dates, amounts and other details in the Guarantee having been completed) which the Guarantor has signed; and

•one or more legible documents which contain all the information, statements and other matters required to be disclosed to the Customer under Schedule I to the Credit Contracts and Consumer Finance Act 2003 in respect of the consumer credit contract or contracts which the Secured Parties and the Customer have entered into and to which the Guarantee applies at the time the Guarantee is given.

Signature of Solicitor:  /s/ Fiona E. Coughlan

Name of Solicitor:  Fiona Evelyn Coughlan

Name of Firm:

Address of Firm: